Exhibit 99.2


This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

Prepared:   1/13/97

                         GREENWICH CAPITAL MARKETS, INC.
                             Preliminary Term Sheet
                                  $325,000,000
                        IMC Home Equity Loan Trust 1997-1
      Fixed Rate Home Equity Loan Asset Backed Certificates, Series 1997-1


Bond Structure:                                                      Ratings:  "Aaa" / "AAA" by MDY/S&P(5)
---------- ------------- ------------------ ----------------- -------------------------------------------- ---------------
                             Principal           WAL(3)                Payment Window (Maturity)               Legal
Class(1)    Coupon(2)         Amount          (Mat./Call)         Start          Last         Window(4)        Final
---------- ------------- ------------------ -----------------  ------------   ----------     ----------     --------------
A-1           fixed        $[95,086,000]        [0.90yr]         2/25/97        10/25/98      [21] mos        10/25/11
A-2           fixed        $[31,086,000]        [2.10yr]         10/25/98       7/25/99       [10] mos        10/25/11
A-3           fixed        $[46,349,000]        [3.20yr]         7/25/99        2/25/01       [20] mos        10/25/11
A-4           fixed        $[37,517,000]        [5.19yr]         2/25/01        10/25/03      [33] mos        11/25/19
A-5           fixed        $[10,065,000]     [7.40/7.36yr]       10/25/03       3/25/05       [18] mos        11/25/22
A-6           fixed        $[17,897,000]     [10.77/7.84yr]      3/25/05        10/25/11      [80] mos       [3/25/27]
A-7(1)        fixed        $[12,000,000]     [6.87/6.28yr]       2/25/00        10/25/11      [141] mos      [3/25/27]
A-8(6)       floating      $[75,000,000]     [3.26/2.99yr]       2/25/97        8/25/14       [211] mos       6/25/26

---------- ------------- ------------------ ----------------- -------------- -------------- -------------- ---------------
Total                      $325,000,000
---------- ------------- ------------------ ----------------- -------------- -------------- -------------- ---------------
Notes:
(1) Principal Payment Structure:  Sequential Pay; Class A-7 Lock Bond.
(2) Payable monthly starting 2/25/97. Fixed Pass Through Rates (30/360) with accrued from January 1, 1997.
(3) Prepayment Assumption: Fixed Rate Collateral: [4.0]% CPR ramping to [25.0]% CPR by month 12 ([4.0]% CPR in month 1, and an additional [1.909]% precisely [21.0]%/11 per annum in each month thereafter until month 12; on and thereafter, [25]% CPR.);
    Adjustable Rate Collateral: constant 25% CPR.
(4) Total number of months during which tranches receive principal payments at the pricing speed (see note 3.) including first and last payment.
(5) Ratings, which are a condition to issuance, are based on a 100% surety wrap provided by MBIA Insurance Corp. ("MBIA").
(6) Greenwich Capital Markets is not an underwriter of the The Class A-8 Certificates.




Underwriters:           Bear, Stearns & Co. Inc. (Books) - Class A-1 through A-7
                        Greenwich Capital Markets, Inc.  - Class A-1 through A-7
                        Nomura Securties International, Inc. - Class A-8 only

Sponsor and Servicer:   Industry Mortgage Company, L.P.

Depositor:              IMC Securities, Inc.

Originator:             Industry Mortgage Company, L.P

Trustee:                The Chase Manhattan Bank, a New York banking corporation.

Registration:           The Certificates will be available in book-entry form through DTC.

Cut-off Date:           January 1, 1997

Pricing Date:           January [16], 1997

Settlement Date:        January [23], 1997

Distribution Dates:     [25]th day of each month (or the next succeeding business day), beginning February [25], 1997.

Credit Enhancement:     Overcollateralization and a 100% surety wrap to be provided by MBIA.

ERISA Eligibility:      The Certificates will be ERISA eligible.

SMMEA Treatment:        The Certificates will not constitute "mortgage related
                        securities" for purposes of SMMEA.

Optional Termination:   10% optional clean-up call (outstanding pool balance is less than 10% of the initial Mortgage
                        Loans).

Mortgage Loans:         Fixed and floating rate closed-end home equity mortgage loans.

Pre-Funding:            Less than $250,000


IMC Home Equity Loan Trust 1997-1
Information Relating to the Certificates

TRANSACTION SUMMARY (a), (b)

---------------- --------------- --------------- -------------- --------------- -------------- ---------------
                                   Estimated       Estimated      Estimated       Estimated       Expected
                                      WAL          Modified       Principal       Principal       Ratings
                   Approximate    to Maturity      Duration        Lockout         Window        (Moody's /
Certificate           Size          (years)         (years)        (months)       (months)         S&P )
---------------- --------------- --------------- -------------- --------------- -------------- ---------------

Class A-1         $95,086,000         0.90           0.84             0              21         Aaa/AAA (b)
Class A-2         $31,086,000         2.10           1.90             20             10         Aaa/AAA (b)
Class A-3         $46,349,000         3.20           2.78             29             20         Aaa/AAA (b)
Class A-4         $37,517,000         5.19           4.19             48             33         Aaa/AAA (b)
Class A-5         $10,065,000         7.40           5.51             80             18         Aaa/AAA (b)
Class A-6         $17,897,000        10.77           7.04             97             80         Aaa/AAA (b)
Class A-7         $12,000,000         6.87           5.12             36            141         Aaa/AAA (b)
Class A-8(c)      $75,000,000         3.26           2.68             0             211         Aaa/AAA (b)
---------------- --------------- --------------- -------------- --------------- -------------- ---------------

Notes: (a) 100% Prepayment Assumption: Fixed Rate Collateral: 4.0% CPR in month 1, and an additional 1.909% per annum in each month; thereafter until month 12.  On and after month 12, 25% CPR; Adjustable Rate Collateral:
           constant 25% CPR.
       (b) MBIA surety bond.
       (c) Greenwich Capital Markets is not an underwriter of the Class A-8 Certificates.



Class A-1 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                           8.91          1.58          1.14          0.90          0.75          0.65
Modified Duration (years)                      6.16          1.44          1.05          0.84          0.71          0.62
First Principal Payment                    02/25/97      02/25/97      02/25/97      02/25/97      02/25/97      02/25/97
Last Principal Payment                     10/25/11      05/25/00      04/25/99      10/25/98      06/25/98      03/25/98
Principal Lockout (months)                        0             0             0             0             0             0
Principal Window (months)                       177            40            27            21            17            14
Illustrative Yield                           6.641%        6.408%        6.297%        6.194%        6.098%        6.008%
--------------------------------------------------------------------------------------------------------------------------


Class A-2 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          14.76          4.03          2.76          2.10          1.70          1.42
Modified Duration (years)                      9.11          3.42          2.44          1.90          1.56          1.32
First Principal Payment                    10/25/11      05/25/00      04/25/99      10/25/98      06/25/98      03/25/98
Last Principal Payment                     10/25/11      11/25/01      04/25/00      07/25/99      01/25/99      09/25/98
Principal Lockout (months)                      176            39            26            20            16            13
Principal Window (months)                         1            19            13            10             8             7
Illustrative Yield                           6.766%        6.685%        6.633%        6.581%        6.529%        6.478%
--------------------------------------------------------------------------------------------------------------------------

                         Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

IMC Home Equity Loan Trust 1997-1
Information Relating to the Certificates


Class A-3 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          14.76          6.35          4.29          3.20          2.53          2.08
Modified Duration (years)                      8.99          4.97          3.59          2.78          2.25          1.88
First Principal Payment                    10/25/11      11/25/01      04/25/00      07/25/99      01/25/99      09/25/98
Last Principal Payment                     10/25/11      04/25/05      07/25/02      02/25/01      03/25/00      08/25/99
Principal Lockout (months)                      176            57            38            29            23            19
Principal Window (months)                         1            42            28            20            15            12
Illustrative Yield                           6.960%        6.920%        6.885%        6.849%        6.811%        6.772%
--------------------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          17.89         10.46          7.11          5.19          4.04          3.26
Modified Duration (years)                      9.72          7.10          5.37          4.19          3.39          2.81
First Principal Payment                    10/25/11      04/25/05      07/25/02      02/25/01      03/25/00      08/25/99
Last Principal Payment                     11/25/19      04/25/10      04/25/06      10/25/03      02/25/02      02/25/01
Principal Lockout (months)                      176            98            65            48            37            30
Principal Window (months)                        98            61            46            33            24            19
Illustrative Yield                           7.271%        7.253%        7.232%        7.207%        7.180%        7.152%
--------------------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          24.44         14.21         10.11          7.40          5.62          4.47
Modified Duration (years)                     10.93          8.50          6.88          5.51          4.45          3.68
First Principal Payment                    11/25/19      04/25/10      04/25/06      10/25/03      02/25/02      02/25/01
Last Principal Payment                     11/25/22      10/25/11      02/25/08      03/25/05      03/25/03      11/25/01
Principal Lockout (months)                      273           158           110            80            60            48
Principal Window (months)                        37            19            23            18            14            10
Illustrative Yield                           7.515%        7.503%        7.490%        7.474%        7.454%        7.433%
--------------------------------------------------------------------------------------------------------------------------


                         Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

IMC Home Equity Loan Trust 1997-1
Information Relating to the Certificates

Class A-6 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          27.76         16.10         13.56         10.77          8.38          6.54
Modified Duration (years)                     11.14          8.91          8.13          7.04          5.92          4.93
First Principal Payment                    11/25/22      10/25/11      02/25/08      03/25/05      03/25/03      11/25/01
Last Principal Payment                     06/25/26      06/25/20      12/25/14      10/25/11      06/25/10      01/25/08
Principal Lockout (months)                      309           176           132            97            73            57
Principal Window (months)                        44           105            83            80            88            75
Illustrative Yield                           7.760%        7.749%        7.744%        7.735%        7.722%        7.706%
--------------------------------------------------------------------------------------------------------------------------

Class A-7 "LOCK BOND" (to maturity)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          13.56          8.81          7.67          6.87          6.26          5.79
Modified Duration (years)                      8.19          6.10          5.54          5.12          4.79          4.51
First Principal Payment                    02/25/00      02/25/00      02/25/00      02/25/00      02/25/00      02/25/00
Last Principal Payment                     06/25/26      06/25/20      10/25/11      10/25/11      06/25/10      01/25/08
Principal Lockout (months)                       36            36            36            36            36            36
Principal Window (months)                       317           245           141           141           125            96
Illustrative Yield                           7.326%        7.307%        7.300%        7.293%        7.287%        7.281%
--------------------------------------------------------------------------------------------------------------------------


Class A-8 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Constant CPR                                     0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          21.05          6.53          4.42          3.26          2.53          2.03
Modified Duration (years)                     11.33          4.69          3.45          2.68          2.16          1.78
First Principal Payment                    02/25/97      02/25/97      02/25/97      02/25/97      02/25/97      02/25/97
Last Principal Payment                     06/25/26      07/25/24      10/25/19      08/25/14      11/25/10      02/25/08
Principal Lockout (months)                        0             0             0             0             0             0
Principal Window (months)                       353           330           273           211           166           133
Illustrative Yield                           5.842%        5.840%        5.838%        5.837%        5.835%        5.833%
--------------------------------------------------------------------------------------------------------------------------

                         Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

IMC Home Equity Loan Trust 1997-1

Information Relating to the Certificates
--------------------------------------------------------------------------------------------------------------------------
Class A-5 (to 10% clean-up call)
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
--------------------------------------------------------------------------------------------------------------------------
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
Average Life (years)                          24.44         14.18         10.01          7.36          5.62          4.47
Modified Duration (years)                     10.93          8.50          6.84          5.49          4.45          3.68
First Principal Payment                    11/25/19      04/25/10      04/25/06      10/25/03      02/25/02      02/25/01
Last Principal Payment                     11/25/22      09/25/11      06/25/07      11/25/04      03/25/03      11/25/01
Principal Lockout (months)                      273           158           110            80            60            48
Principal Window (months)                        37            18            15            14            14            10
--------------------------------------------------------------------------------------------------------------------------
Illustrative Yield                           7.515%        7.503%        7.490%        7.474%        7.454%        7.433%
--------------------------------------------------------------------------------------------------------------------------

Class A-6 (to 10% clean-up call)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          26.85         14.67         10.42          7.84          6.17          5.00
Modified Duration (years)                     11.04          8.53          6.95          5.70          4.76          4.02
First Principal Payment                    11/25/22      09/25/11      06/25/07      11/25/04      03/25/03      11/25/01
Last Principal Payment                     01/25/24      09/25/11      06/25/07      11/25/04      03/25/03      01/25/02
Principal Lockout (months)                      309           175           124            93            73            57
Principal Window (months)                        15             1             1             1             1             3
Illustrative Yield                           7.760%        7.747%        7.734%        7.719%        7.702%        7.683%
--------------------------------------------------------------------------------------------------------------------------

Class A-7 "LOCK BOND" (to 10% clean-up call)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Ramp to                                          0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          13.55          8.78          7.31          6.28          5.40          4.64
Modified Duration (years)                      8.19          6.09          5.39          4.83          4.31          3.81
First Principal Payment                    02/25/00      02/25/00      02/25/00      02/25/00      02/25/00      02/25/00
Last Principal Payment                     01/25/24      09/25/11      06/25/07      11/25/04      03/25/03      01/25/02
Principal Lockout (months)                       36            36            36            36            36            36
Principal Window (months)                       288           140            89            58            38            24
Illustrative Yield                           7.326%        7.307%        7.297%        7.288%        7.276%        7.263%
--------------------------------------------------------------------------------------------------------------------------


                         Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus supplement and the related Prospectus.

IMC Home Equity Loan Trust 1997-1
Information Relating to the Certificates

Class A-8 (to 10% clean-up call)
--------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                       0%           50%           75%          100%          125%          150%
Constant CPR                                     0%        12.50%        18.75%        25.00%        31.25%        37.50%
--------------------------------------------------------------------------------------------------------------------------
Average Life (years)                          20.78          6.00          4.05          2.99          2.33          1.88
Modified Duration (years)                     11.28          4.51          3.29          2.54          2.04          1.67
First Principal Payment                    02/25/97      02/25/97      02/25/97      02/25/97      02/25/97      02/25/97
Last Principal Payment                     01/25/24      09/25/11      06/25/07      11/25/04      03/25/03      01/25/02
Principal Lockout (months)                        0             0             0             0             0             0
Principal Window (months)                       324           176           125            94            74            60
Illustrative Yield                           5.842%        5.839%        5.838%        5.837%        5.834%        5.833%
--------------------------------------------------------------------------------------------------------------------------













                         Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus supplement and the related Prospectus.


IMC Home Equity Loan Trust 1997-1
Information Relating to the Certificates


                          Fixed Rate Home Equity Loans
   Preliminary characteristics of the Initial Home Equity Loans as of 1/1/97:
Total Number of Loans:                                          4,260
Total Outstanding Loan Balance:                          $249,901,898
     Balloon (% of Total):                                     44.34%
     Level Pay (% of Total):                                   55.66%
Average Loan Principal Balance:                               $58,662                 ($2,988 to $376,828)
Weighted Average CLTV:                                         72.19%                 (10.86% to 98.83%)
% of Pool with LTVs greater than 85%:                           9.19%
Weighted Average Coupon:                                       11.93%                 (7.80% to 18.98%)
Weighted Average Remaining Term to Maturity (months):             223                 (34 to 360)
Weighted Average Seasoning (months):                                3                 (0 to 43)
Weighted Average Original Term (months):                          226                 (36 to 360)
Range of Original Terms:                                        Level Pay              Balloon
                                                              --------------        --------------
                                                       Up to 60:      0.14%           Up to 60:       0.02%
                                                       61 - 120:      1.98%           61 - 120:       0.08%
                                                      121 - 180:     16.63%          121 - 180:      44.25%
                                                      181 - 240:     15.65%
                                                      241 - 300:      0.09%
                                                      301 - 360:     21.16%

Lien Position:                                   1st Lien:     89.21%
                                                 2nd Lien:     10.79%

Property Type:                     Single Family Detached:     89.91%
                                   Single Family Attached:      2.03%
                                               2-4 Family:      5.75%
                                    Condominium/Townhouse:      1.50%
                                                    Other:      0.81%

Occupancy Status:                          Owner Occupied:     91.95%
                                       Non-Owner Occupied:      8.05%

Geographic Distribution:                                          NY:        14.77%         FL:       6.85%
(states not listed individually account                           NJ:         7.71%         GA:       5.87%
for less than 5.00% of the Mortgage                               MD:         7.26%         NC:       5.35%
Loan principal balance)                                           MI:         7.06%

Credit Quality:                                                    A:        45.10%
(per IMC's guidelines)                                             B:        27.47%
                                                                   C:        20.69%
                                                                   D:         6.75%





                         Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus supplement and the related Prospectus.

IMC Home Equity Loan Trust 1997-1
Information Relating to the Certificates


                          Adjustable Rate Home Equity Loans
   Preliminary characteristics of the Initial Home Equity Loans as of 1/1/97:


Total Number of Loans:                                              686
Total Outstanding Loan Balance:                             $74,874,756
     Balloon (% of Total):                                        0.63%
     Non-Balloon (% of Total):                                   99.37%
Average Loan Principal Balance:                                $109,147        ($9,931 to $612,715)
Weighted Average CLTV:                                           72.34%        (6.60% to 93.14%)
Weighted Average Coupon:                                          9.86%        (3.88% to 15.50%)
Weighted Average Gross Margin:                                    6.25%        (2.75% to 10.25%)
Weighted Average Lifetime Cap:                                   17.76%        (9.88% to 55.00%)
Weighted Average Lifetime Floor:                                  9.68%        (3.88% to 15.75%)
Weighted Average Periodic Cap:                                    1.42%        (1.00% to 10.00%)
Weighted Average Remaining Term to Maturity (months):               350        (111 to 360)
Weighted Average Seasoning (months):                                  6        (0 to 45)
Weighted Average Original Term (months):                            357        (120 to 360)
Weighted Average Months to First Rate Change:                        11        (1 to 35)
Range of Original Terms:                                       Non-Balloon                Balloon
                                                         ----------------------    ---------------------
                                                          61 - 120:     0.00%         61 - 120:    0.17%
                                                         121 - 180:     0.77%        121 - 180:    0.46%
                                                         181 - 240:     0.66%
                                                         241 - 300:     0.00%
                                                         301 - 360:    97.95%
Lien Position:                                   1st Lien:      100.00%
                                                 2nd Lien:         none
Index:                                         6-mo LIBOR:       79.98%
                                                 1-yr CMT:       20.02%
Property Type:                     Single Family Detached:       94.86%      Condominium/Townhouse: 0.90%
                                   Single Family Attached:        0.91%                      Other: 1.04%
                                               2-4 Family:        2.29%

Occupancy Status:                          Owner Occupied:       93.87%
                                       Non-Owner Occupied:        6.13%

Geographic Distribution:                                            CA:    11.82%               GA: 5.94%
(states not listed individually account                             MI:    11.49%               IL: 5.67%
for less than 5.00% of the Mortgage                                 WA:     7.43%               CO: 5.48%
Loan principal balance)                                             OR:     6.01%
Credit Quality:                                                      A:    47.98%
(per IMC's guidelines)                                               B:    25.62%
                                                                     C:    19.73%
                                                                     D:     6.66%


-------------------------------------------------------------------------------------------------------------








                         Greenwich Capital Markets, Inc.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus supplement and the related Prospectus.

                       Computational Materials Disclaimer

The attached tables, including information provided on Page 1 of this Preliminary Term Sheet (the "Computational Materials"), are privileged and confidential and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to either the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A Final prospectus and prospectus supplement maybe obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.